SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 29, 2012

Date of Report (Date of Earliest Event Reported)

VSUS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-51274	43-2033337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18565 Soledad Canyon Road #153 Canyon Country, CA 91351
(Address of principal executive offices and Zip Code)

(310) 309-9080

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The company filed a Certificate of Amendment with the State of Delaware which was approved to increase the authorized shares of common stock of the Company from 100,000,000 shares, to 500,000,000 shares of authorized common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSUS TECHNOLOGIES, INC.

Date: May 30, 2012	By:	/s/ Kyle Gotshalk
	Name:	Kyle Gotshalk
	Title:	CEO and Director